SCHEDULE 14C INFORMATION

              Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check the appropriate box:

/  /  Preliminary Information Statement

/  /  Confidential, for Use of the Commission Only (as permitted by Rule
      14c-5(d)(2))

/X/   Definitive Information Statement

                     PUBLIC COMPANY MANAGEMENT CORPORATION
               (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required

/  /  Fee computed on table below per Exchange Act Rules 14c-5(g) and
      0-11

      (1) Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

/  /  Fee paid previously with preliminary materials.

/  /  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:


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


                  PUBLIC COMPANY MANAGEMENT CORPORATION
                              5770 El Camino Road
                         Las Vegas, Nevada 89118


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on May 14, 2005


To the stockholders of Public Company Management Corporation:

      Notice is hereby given that an annual meeting of stockholders of Public Company Management Corporation (the "Company") will be held on
May 14, 2005 at 8:30 a.m. P.S.T. at 5770 El Camino Road, Las Vegas, Nevada 89118, for the following purposes:

      1.    To  re-elect one Director.  The re-election of Stephen  Brock as a Director.
      2. Ratify the Issuance of 500,000 shares of common stock to our Sole Officer. November 17, 2004, the Company's Board of Directors and Majority Shareholder approved the issuance of 500,000 restricted shares of the Company's Common Stock to our sole officer, Stephen Brock, in consideration of his service to the Company.
      3. To Ratify our 2005 Non-Qualified Stock Option Plan. On March 1, 2005, the Board of Directors approved the adoption of the Company's 2005 Non-Qualified Stock Option Plan (the "Plan").

      4. To ratify the appointment of Malone & Bailey, PC, as the Company's independent auditors for the September 30, 2005 fiscal year.
      5. To transact such other business as may properly come before the annual meeting.

      On November 17, 2004, our Board of Directors and Majority Shareholder approved Proposal 2 by signed written consent pursuant to Sections 78.320 and 78.315 of the Nevada Revised Statutes ("Nevada Law") and Article I, Section 1.12 and Article II, Section 2.12 of our Bylaws (our "Bylaws"). On March 1, 2005, our Board of Directors approved Proposal 3 by signed written consent pursuant to Nevada Law and the Bylaws. On October 5, 2004, our Board of Directors approved Proposal 4 by signed written consent pursuant to Nevada Law and the Bylaws. The Company's management took immediate action pursuant to these consents.


      Common stockholders of record on the close of business on    March
16, 2005 are entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person.

                              By Order of the Board of Directors,

                                           /s/ Stephen Brock
                                           -----------------
                                           Stephen Brock
                                           Chief Executive Officer and
                                           Director

March 30, 2005




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



                     PUBLIC COMPANY MANAGEMENT CORPORATION
                              5770 El Camino Road
                         Las Vegas, Nevada 89118


                             INFORMATION STATEMENT
                             March 30, 2005


      This Information Statement is furnished by the Board of Directors of Public Company Management Corporation (the "Company") to provide notice of an annual meeting of stockholders of the Company which will be held on May 14, 2005 at 8:30 a.m. P.S.T. at 5770 El Camino Road, Las Vegas, Nevada 89118.

      This information statement on Schedule 14C contains information regarding certain transactions that have already occurred. The Company's management has already acted via written consent of the directors pursuant to Section 78.315, of the Nevada Revised Statutes ("Nevada Law") and Article II, Section 2.12 of our Bylaws regarding certain of the proposals of this Information Statement. We are seeking to have all of the proposals ratified and/or approved at the Annual Meeting.

      The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on March 16, 2005 (the "Record Date"). This Information Statement will be first mailed on or about March 28, 2005 to stockholders of record at the close of business on the Record Date. As of the Record Date, there were outstanding 21,599,835 shares of the Company's Common Stock ("Common Stock"). The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

      The presence at the annual meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the annual meeting other than those referred to in this Information Statement.

      Directors are required to be elected by a plurality of the votes cast at the annual meeting. Each of the other matters scheduled to come before the annual meeting requires the approval of a majority of the votes cast at the annual meeting. Stephen Brock (the "Majority Stockholder") can vote an aggregate of 16,320,650 shares (or approximately 75.6%) of our outstanding Common Stock. Accordingly, Mr. Brock will be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Shareholders will be present at the annual meeting and already have the vote in hand.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



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


                               PROPOSAL 1
                         RE-ELECTION OF DIRECTOR

      One director is to be elected to serve until the next annual meeting of the shareholders and until his successor is elected and qualified. The Board of Directors has nominated Stephen Brock, to serve as director (the "Nominee"). Mr. Brock is currently serving as a Director and the Chief Executive Officer ("CEO"), Secretary and Treasurer of the Company. The Board of Directors has no reason to believe that the Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

      The following biographical information is furnished with respect to each of the Nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

DIRECTORS

STEPHEN BROCK

      Stephen Brock, age 47, has served as a director of the Company and as the Company's President, Secretary and Treasurer since October 2004, after the Acquisition. Mr. Brock concurrently serves as President,
Secretary and Treasurer of the Subsidiaries. Mr. Brock has served as President, Secretary and Treasurer of GoPublicToday.com, a Nevada corporation ("GPT"), Pubco White Papers, Inc., a Nevada corporation ("PWP"), Nevada Fund, a Nevada corporation ("NF"), and Public Company Management Services, Inc., a Nevada corporation ("PCMS") since their inceptions in May 2000, July 2003, August 1998, and July 2004, respectively. Mr. Brock also served as President and Director of the Nevada Business Journal from June 1996 to February 2000. As an entrepreneur, Mr. Brock has formed several companies devoted to the small-cap market. Mr. Brock is a registered investment advisor. Mr. Brock holds NASD Series 7, 24, 63, and 65 licenses. In addition, after attending the University of Maryland, Mr. Brock held an Executive Directorship of the Institute for Constitutional Rights for two years.

      All directors of the Company will hold office until the next annual meeting of the shareholders, and until their successors have been elected and qualified. Officers of the Company are elected by the Board of Directors and hold office at the pleasure of the Board.



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


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a class of the Company's equity securities which are registered under the Exchange Act to file with the Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no person required to file such a report failed to file on a timely basis during the most recent fiscal year or prior fiscal years. Based on stockholder filings with the SEC, Stephen Brock is subject to Section 16(a) filing requirements.

ATTENDANCE OF THE BOARD OF DIRECTORS

      During the year ended June 30, 2004, the Board of Directors did not hold a meeting in person. All of the Directors of the Board of Directors executed approximately Four (4) Consents to Action Without a Meeting of the Board of Directors. We have no standing audit, nominating, compensation committee, or any other committees of the Board of Directors and therefore there were no committee meetings.


EXECUTIVE COMPENSATION

      Compensation paid to Officers and Directors is set forth in the Summary Compensation Table below for the fiscal years ended June 30, 2003 and 2004. It does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation. The Company may reimburse its Officers and Directors for any and all out-of-pocket expenses incurred relating to the business of the Company.


                                    SUMMARY COMPENSATION TABLE
                                       ANNUAL COMPENSATION

Name & Principal Position                   Year     Salary ($)    Other Annual Compensation
--------------------------                 ------    ----------    --------------------------

Stephen Brock (1)                           2005*    $100,000*     500,000 restricted shares
CEO, Secretary, Treasurer and Director                                 of Common Stock*

                                            2004       - 0 -                - 0 -


Jaren Chan Eng Ann (2)                      2004       - 0 -                - 0 -
President                                   2003       - 0 -                - 0-


(1)On October 5, 2004, the Company's Board of  Directors,  via  unanimous
signed   written  consent,  appointed  Stephen  Brock  as  the  Company's
President, Secretary and Treasurer.

(2) On October 5, 2004, Jaren Chan Eng Ann, resigned as the Company's President and Director.

* The salary listed for Mr. Brock for the year ended 2005, is his estimated salary for the entire year ended September 30, 2005. As of March 1, 2005 Mr. Brock had received approximately $70,000 and 500,000 shares of the Company's restricted Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

      The following table sets forth information as of March 16, 2005, with respect to the beneficial ownership of the common stock by (i) each director and officer of the Company, (ii) all directors and officers as a group and (iii) each person known by the Company to own beneficially 5% or more of the common stock:


                          Shares of Common Stock Beneficially Owned (1)

     Name and Address
   of Beneficial Owners             Number               Percent
  ----------------------         -----------            -----------

     Stephen Brock(2)            16,320,650                75.6%
   5770 El Camino Road
 Las Vegas, Nevada 89118

   Michael Chang(3)(4)            1,442,857                6.7%
   Blk222 Bukit Baktok
    East Ave 3 #02-140
     Singapore, 65022

 Jaren Chan Eng Ann(3)(5)         1,328,590                6.2%
 65 Shelford Road #01-04
    Singapore, 288455

 Catalyz Investment Asia          1,192,857                5.5%
       PTE Ltd.(3)
    37 Hume Ave #09-05
    Singapore, 598736

ALL OFFICERS AND DIRECTORS        16,320,650              75.6%
  AS A GROUP (1 PERSON)



(1)The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the selling security holder has sole or shared voting power or investment power and also any shares, which the selling security holder has the right to acquire within 60 days. Shares of Common Stock subject to a Convertible Note or Warrant currently convertible or exercisable, or convertible or exercisable within 60 days are deemed outstanding for computing the percentage of the selling security holder holding such Convertible Note or Warrant, but are not deemed outstanding for computing the percentage of any other person. As of March 16, 2005 there were 21,599,835 shares of common stock outstanding.

(2) Stephen Brock beneficially owns 994,000 shares of the Company's common stock individually and 15,326,650 shares of common stock through his position as trustee of the Brock Family Trust, which holds 15,326,650 shares of the Company's common stock.

(3) Because Jaren Chan Eng Ann and Michael Chang by virtue of their positions with Catalyz Investment Asia Pte Ltd. have shared voting and dispositive power over the shares owned by Catalyz Investment Asia Pte Ltd., each is also deemed a beneficial owner of the shares owned by Catalyz Investment Asia Pte Ltd.

(4) Includes 1,192,857 shares of common stock held in the name of Catalyz Investment Asia PTE Ltd. of which Michael Chang, a former Director of the Company, is a director and 250,000 shares of common stock which Mr. Chang owns individually.

(5) Includes 1,192,857 shares of common stock held in the name of Catalyz Investment Asia PTE Ltd. of which Jaren Chan Eng Ann, the Company's former president is the CEO, and 135,733 shares which Mr. Ann owns individually.

CHANGE IN CONTROL SINCE THE BEGINNING OF THE COMPANY'S LAST FISCAL YEAR

      On October 1, 2004, the Company entered into an Exchange Agreement (the "Agreement") with GoPublicToday.com, a Nevada corporation ("GPT"), Pubco White Papers, Inc., a Nevada corporation ("PWP"), Nevada Fund, a Nevada corporation ("NF"), Public Company Management Services, Inc., a Nevada corporation ("PCMS") (the "Subsidiaries"), and the majority shareholders of GPT, PWP, NF or PCMS, Brock Family Trust (the "Trust"), and Stephen Brock. The Trust and NF are the majority shareholders of GPT. The Trust is the majority shareholder of NF and the sole shareholder of PCMS. Stephen Brock is the sole shareholder of PWP.

      Pursuant to the Agreement, the Company acquired 5,000,000 shares of common stock (or approximately 92.1%) of GPT, 5,000,000 shares of common stock (or 100%) of PWP, 5,000,000 shares of common stock (or approximately 98.0%) of NF, and 5,000,000 shares of common stock (or 100%) of PCMS in exchange for an aggregate of 15,326,650 newly issued treasury shares of the Company's common stock. The transaction is referred to herein as the "Acquisition."

       Subsequent to the Acquisition, the Registrant acquired the minority interests in the Subsidiaries in exchange for an aggregate of 404,624 shares of the Registrant's common stock.


       As a result of the Acquisition as  discussed above control of the Company shifted to Stephen Brock who beneficially owns 16,320,650 shares (or approximately 75.6%) of the Company's Common Stock personally, and through the Trust. Stephen Brock, the Registrant's President, is the trustee of the Trust and an officer and director of GPT.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Prior to the Acquisition, GPT provided services to the Registrant in connection with the Registrant becoming a publicly traded company. PCMS provided compliance services to the Registrant in connection with the Registrant maintaining its status as a publicly traded company.

      Stephen Brock, our President, Secretary and Treasurer, provides office space to us at $1,500 per month on a month to month basis. The Company has no lease with Mr. Brock.

      Mr. Brock launched M & A Capital as a broker/dealer in 2004. Mr. Brock is the General Partner of Brock Family LP, which manages M & A Capital. M & A Capital provides capital raising services and facilitates Reverse Listings. In that regard, the Company periodically evaluates with M & A Capital potential acquisitions, financing transactions, initial public offerings, reverse listings, strategic alliances, and sale opportunities involving the Company's client companies. Such transactions could have an impact on the valuation of the Company. These transactions and activities are generally not disclosed to the Company's stockholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be.

      The Subsidiaries routinely engage in intercompany transactions. For example, NF, PWP and PCMS leverage off of GPT to provide to them with support services, financing, development, equipment, staff and incubation services for the mutual development of each of the business plans.

      The Company owned two properties, which were both originally purchased by GPT. However, one of the properties which the Company owned in Nevada, was sold on February 11, 2005. The other property, still owned by the Company, is located in Brianhead, Utah, and is held in the name of the Company's Chief Executive Officer, Stephen Brock, although it is owned by the Company. That property is used as a part-time residence by the Company's Chief Executive Officer and as a backup office for the Company's corporate offices.

      In June 2004, GPT purchased a new truck from an auto dealer, which is used by the Company's Chief Executive Officer, Stephen Brock, which was financed in sixty (60) equal monthly installments of $905, including interest at 4.99%. The truck is held Mr. Brock's, name, but is owned by the Company.

      In October 2004, the Company issued 20,000 free trading shares of Common Stock to one of the Company's Attorneys, Michael T. Williams, pursuant to an S-8 Registration Statement.

      In November 2004, the Company agreed to issue 500,000 restricted shares of the Company's common stock to the Company's Chief Executive Officer, Steven Brock, in exchange for services provided to the Company. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

                               PROPOSAL 2
      RATIFY THE ISSUANCE OF 500,000 SHARES OF COMMON STOCK TO OUR
                 CHIEF EXECUTIVE OFFICER, STEPHEN BROCK

WHAT IS THE MAJORITY SHAREHOLDER RATIFYING?

        Our Majority Shareholder will ratify the issuance of 500,000 restricted shares of the Company's Common Stock to the Company's Chief Executive Officer, Treasurer, Secretary and Director, Stephen Brock. The issuance of the 500,000 restricted shares was approved by the Company's Board of Directors on November 17, 2004.


WHAT VOTE IS REQUIRED FOR APPROVAL?

      Our Majority Shareholder will ratify the issuance of the 500,000 restricted shares of the Company's Common Stock to the Company's Chief Executive Officer, Treasurer, Secretary and Director, Stephen Brock. Therefore, no further shareholder approval is sought.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                               PROPOSAL 3
     APPROVAL OF THE COMPANY'S 2005 NON-QUALIFIED STOCK OPTION PLAN

WHAT ARE THE MAJORITY SHAREHOLDERS APPROVING?

      On March 1, 2005, the Company's Board of Directors adopted, subject to the approval of our Majority Shareholder, Public Company Management Corporation 2005 Non-Qualified Stock Option Plan (the "Plan").



WHAT IS THE PURPOSE OF THE PLAN?

      The purpose of the Plan is to promote the financial success and interests of the Company and materially increase shareholder value by giving incentives to officers and other employees and directors of, and consultants and advisors to, the Company and any present or future subsidiaries of the Company by providing opportunities to acquire stock of the Company.

WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

      Options to purchase shares of our Common Stock ("Options"), awards of our Common Stock ("Awards) as well as authorizations to purchase shares of our Common Stock ("Purchases") may be granted to any employee, officer or director of, or consultant or advisor to the Company or any related corporation, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities. We currently have one (1) full-time employee and Thirty (30)
consultants and advisors who would be eligible to participate in the Plan. There are no other eligibility requirements such as length of service or full-time commitment to be eligible to participate in the Plan. It is not possible to determine the benefits or amounts that will be received by or allocated to specific persons or classes of persons under the Plan. Additionally, the Company's Chief Executive Officer, Treasurer, Secretary and Director, Stephen Brock will be eligible to receive Five Hundred Thousand (500,000) shares of the Company's Common Stock pursuant to the Plan.

      Options, Awards and Purchases under the Plan will not qualify for deferred compensation under the Internal Revenue Code of 1986 as amended from time to time (the "Code"). As such, the value of any Awards and the exercise or vesting of any Options or Purchases for an amount less than the fair market value thereof, as determined by our Board of Directors or designated Committee in its sole discretion, will be considered to be compensation with respect to which the Company reserves the right to withhold.

WHO WILL ADMINISTER THE PLAN?

      Our Board of Directors or a Committee appointed by our Board of Directors will, in its sole discretion, administer the Plan. The members of any Committee appointed by our Board of Directors may be employees or non-employees. In making determinations to grant Options or Awards or authorize Purchases, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board and/or Committee in its discretion shall deem relevant.

      The maximum aggregate number of shares of our Common Stock reserved for Options, Awards and Purchases under the Plan will be Five Hundred Thousand (500,000) shares. The market value of the Common Stock was $1.35 based on the last sale price as reported on the Nasdaq Electronic Bulletin Board as of March 11, 2005. The Company will receive services as consideration for the grant of Options and Awards or the authorization of Purchases.

WHAT IS THE EXERCISE PRICE AND EXPIRATION DATE OF OPTIONS AND PURCHASES UNDER THE PLAN?

      The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted or Purchases authorized under the Plan which exercise price shall be set forth in the agreement evidencing the Option or Purchase. Such exercise price shall in no event be less than the $.001 par value per share of the Company's Common Stock.

WHAT EQUITABLE ADJUSTMENTS WILL BE MADE IN THE EVENT OF CERTAIN CORPORATE TRANSACTIONS?

      In  the  event  of  a  merger,   consolidation,   sale  of  all  or
substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction involving our Common Stock, the administrator will make appropriate equitable adjustments, if any, to the shares of Common Stock authorized for issuance under the Plan, the shares of Common Stock subject to any then outstanding Options under the Plan, and the purchase price of such shares of Common Stock as to which Options are outstanding.

WHAT   HAPPENS  TO  OPTIONS  UPON  TERMINATION  OF  EMPLOYMENT  OR  OTHER
RELATIONSHIPS?

      Upon termination of employment or other relationships with the Company or a related company for any reason including death, the Board of Directors or a Committee appointed by our Board of Directors will determine the period of time during which an Option may be exercised, which period will be set forth in the agreement evidencing the Option.

MAY THE PLAN BE MODIFIED, AMENDED OR TERMINATED?

      The Board may at any time, and from time to time, modify, amend or terminate the Plan. No such modification, amendment or termination may adversely affect outstanding Options.

      The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this information statement as Appendix A.

WHAT VOTE IS REQUIRED FOR APPROVAL?

      Our Majority Shareholder will approve the adoption of the Company's 2005 Non-Qualified Stock Option Plan covering Five Hundred Thousand (500,000) shares of our Common Stock. Therefore, no further shareholder approval is sought.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY'S 2005 NON-QUALIFIED STOCK OPTION PLAN COVERING FIVE HUNDRED THOUSAND (500,000) SHARES OF OUR COMMON STOCK.

                               PROPOSAL 4
         RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, PC
                  AS THE COMPANY'S INDEPENDENT AUDITORS

      The Board of Directors has selected Malone & Bailey, PC ("Malone"), as independent auditors for the Company for fiscal year 2005 and recommends that the shareholders vote for ratification of such appointment. Malone has served as the Company's independent auditors since 2002.

      The Company does not anticipate a representative from Malone to be present at the annual shareholders meeting. In the event that a representative of Malone is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

      The aggregate fees billed by Malone for professional services rendered for the audit of the Company's financial statements for the fiscal year ended June 30, 2004 and for the review of the Company's financial statements included in the Company's Forms 10-QSB during the fiscal year ended June 30, 2004, were $5,692.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      Malone did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the year ended June 30, 2004.

ALL OTHER FEES

      There were no fees billed by Malone other than those fees discussed in Audit Fees.

      THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS   A   VOTE   FOR
RATIFICATION   OF  THE  APPOINTMENT  OF  MALONE  &  BAILEY,  PC,  AS  THE
INDEPENDENT ACCOUNTANTS OF THE COMPANY.

OTHER MATTERS

      The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others.

                    INTEREST OF CERTAIN PERSONS IN OR
                 OPPOSITION TO MATTERS TO BE ACTED UPON

        (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company, other than Stephen Brock, our Chief Executive Officer, who was issued 500,000 shares of restricted Common Stock, which issuance is being ratified at the annual meeting.

      (b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

                      PROPOSALS BY SECURITY HOLDERS

      No security holder has requested the Company to include any proposals in this information statement.

                       COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

                  PUBLIC COMPANY MANAGEMENT CORPORATION
                           5770 El Camino Road
                         Las Vegas, Nevada 89118

                   Attention: Stephen Brock, President


                   BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Stephen Brock
                               ------------------
                               Stephen Brock, Chief Executive Officer
                               and Director

      March 30, 2005










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






                               APPENDIX A


                     PUBLIC COMPANY MANAGEMENT CORPORATION
                     2005 NON-QUALIFIED STOCK OPTION PLAN

      1. Purpose. This 2005 Non-Qualified Stock Option Plan (the "Plan") is intended to promote the financial success and interests of Public Company Management Corporation (the "Company") and materially increase shareholder value by giving incentives to the eligible officers and other employees and directors of, and consultants and advisors to, the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") through providing opportunities to acquire stock in the Company. As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Internal Revenue Code of 1986 as amended from time to time (the "Code"). Any proceeds of cash or property received by the Company for the sale of Public Company Management Corporation Common Stock pursuant to options granted under this Plan will be used for general corporate purposes.

      2.    Structure  of  the  Plan.   The Plan  permits  the  following
separate types of grant:

      A. Options may be granted hereunder to purchase shares of common stock of the Company. These options will not qualify as Incentive Stock Options. The Non-Qualified Options are sometimes referred to hereinafter as "Options".

      B.  Awards of stock in the Company ("Awards") may be granted.

      C. Opportunities to make direct purchases of stock in the Company ("Purchases") may be authorized.

Options, Awards and authorizations to make Purchases are sometimes referred to hereinafter as "Stock Rights".

       3.   Administration of the Plan.

      A. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may in its sole discretion grant Options, authorize Purchases and grant Awards, as provided in the Plan. The Board shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan and all Option agreements, Purchase authorizations and Award grants thereunder, to establish, amend and rescind such rules and regulations as it may deem appropriate for the proper administration of the Plan, to determine in each case the terms and provisions which shall apply to a particular Option agreement, Purchase authorization, or Award grant, and to make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option agreement, Purchase authorization or Award grant in the manner and to the extent it shall, in its sole discretion, consider expedient. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any Option, Purchase, Award, or stock issuance thereunder. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

      B. The Board may, to the full extent permitted by and consistent with applicable law and the Company's By-laws, and subject to Subparagraph D hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a committee (the "Committee") appointed by the Board. If a Committee has been appointed, all references in this Plan to the Board shall mean and relate to that Committee.

      C. Those provisions of this Plan which make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to those persons required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

      D.   If  the  Company registers any class of equity security  under
Section 12 of the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board, if all of the Board members are disinterested persons within the meaning of Rule 16(b)(3), or
(ii) by two or more directors having full authority to act in the matter, each of whom shall be such a disinterested person.

      4. Eligible Employees and Others. Non-Qualified Options, Awards, and authorizations to make Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company or any Related Corporation, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities. In making such determinations, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board and/or Committee in its discretion shall deem relevant. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

      5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is Five Hundred Thousand (500,000), subject to adjustment as provided in Paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan. No fractional shares of Common Stock shall be issued, and the Board and/or Committee shall determine the manner in which fractional share value shall be treated.

      6. Option Agreements. As a condition to the grant of an Option, each recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as the Board shall approve. These option agreements may differ among recipients. The Board may, in its sole discretion, include additional provisions in option agreements, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any provision of the Plan.

      7.    Option Exercise Price.

      A. Subject to Subparagraph 3D of this Plan and Subparagraph B of this Paragraph 7, the purchase price per share of Common Stock deliverable upon the exercise of an Option ("exercise price") shall be determined by the Board.

      B. The exercise price of each Non-Qualified Option granted under the Plan shall in no event be less than the par value per share of the Company's Common Stock.

      8. Cancellation and New Grant of Options, Etc. The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options.

      9.    Exercise of Options.

      A. Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing the Option, subject to the provisions of the Plan. The partial exercise of an option shall not cause the expiration, termination or cancellation of the remaining portion thereof. The Board may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, Option or Options granted under the Plan may be exercised.

      B. Options granted under the Plan may provide for payment of the exercise price plus taxes (as provided in Section 22, below) by any of the following methods:

      (i) In cash, by wire transfer, by certified or cashier's check, or by money order; or

           (ii)By delivery to the Company of an exercise notice that requests the Company to issue to the Optionee the full number of shares as to which the Option is then exercisable, less the number of shares that have an aggregate Fair Market Value, as determined by the Board in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates. (This method of exercise allows the Optionee to use a portion of the shares issuable at the time of exercise as payment for the shares to which the option relates and is often referred to as a "cashless exercise." For example, if the Optionee elects to exercise 1,000 shares at an exercise price of $0.25 and the current Fair Market Value of the shares on the date of exercise is $1.00, the Optionee can use 250 of the 1,000 shares at $1.00 per share to pay for the exercise of the entire Option (250 x $1.00 = $250.00) and receive only the remaining 750 shares.)

   For purposes of this section, " Fair Market Value" shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Option (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used). In no event shall the Fair Market Value of any share of Common Stock be less than its par value.


      10. Option Period. Subject to earlier termination under other provisions of this Plan, each Option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement.

      11. Nontransferability of Options. Options shall not be assignable or transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, except to the extent otherwise provided in the agreement evidencing the Option, shall be exercisable only by the optionee.

      12. Effect of Termination of Employment or Other Relationship. Subject to all other provisions of the Plan, the Board shall determine the period of time during which an Optionee may exercise an Option following (i) the termination of the optionee's employment or other relationship with the Company or a Related Corporation or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing the Option.

      13.   Adjustments.

      A. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares reserved for issuance under the Plan, (b) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (c) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. No fractional shares shall be issued under the Plan on account of any such adjustments.

      B. Any adjustments under this Paragraph 13 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof shall be final, binding and conclusive.

      14. Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any voting rights, the right to inspect or receive the Company's balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      15.   Merger, Consolidation, Asset Sale, Liquidation, Etc.

      A. Except as may otherwise be provided in the applicable option agreement, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company (each, a "Change in Control"), the Board, or the board of directors of any corporation assuming the obligations of the Company, shall, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the optionees, provide that any and all outstanding Options shall become exercisable in full (to the extent not otherwise so exercisable) as of a specified date or time ("Accelerated Vesting Date") prior to the consummation of such transaction, and that all unexercised Options shall terminate as of a specified date or time ("Accelerated Expiration Date") following the Accelerated Vesting Date unless exercised by the Optionee prior to the Accelerated Expiration Date; provided, however, that optionees shall be given a reasonable period of time within which to exercise or provide for the exercise of outstanding Options following such written notice and before the Accelerated Expiration Date; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), terminate each outstanding Option in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the Merger Price over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option; or (iv) terminate each outstanding Option in exchange for a cash payment equal in amount to the product of the excess, if any, of the fair market value of a share of Common Stock over the per-share exercise price of each such Option, times the number of shares subject to such Option. The Board shall determine the fair market value of a share of Common Stock for purposes of the foregoing, and the Board's determination of such fair market value shall be final, binding and conclusive.




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



      B. In the event of a Change in Control and to the extent the rights described in this Section 15B are not already substantially provided to each Qualified Option Recipient (as defined below) by the Board (or the board of directors of any corporation assuming the obligations of the Company) pursuant to Section 15A, beginning on the date which is 180 days from the date of such Change in Control, each Qualified Option Recipient shall have the right to exercise and receive from the Company or its successor their respective Acceleration Amount (as defined below). A "Qualified Option Recipient" is defined as an option recipient hereunder who both (A) has maintained a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor for the 180 days immediately prior to the Change in Control and (B) on the date which is 180 days after the date of the Change in Control, either (i) maintains a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor or (ii) fails to maintain a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor by reason of having such relationship terminated by the Company or its successor other than for Cause, where "Cause" means willful misconduct or willful failure of the option recipient to perform the responsibilities of such option recipient's agreed-upon business relationship with the Company or its successor, including without limitation such option recipient's breach of any provision of any employment, consulting, nondisclosure, non-competition or similar agreement between the option recipient and the Company. With respect to each Qualified Option Recipient, the "Acceleration Amount" shall mean the lesser of (a) the number of additional shares of Common Stock (or their equivalent) which would have become vested pursuant to their option agreement over the twelve (12) month period following the date of the Change in Control or (b) fifty percent (50%) of the shares of Common Stock (or their equivalent) which had not yet vested pursuant to their option agreement as of the date of the Change in Control. The Board and, where applicable, the board of directors of any corporation assuming the obligations of the Company, shall take all necessary action to accomplish the purposes of this Section 15B, including all such actions as are necessary to provide for the assumption of such obligation upon the Change in Control.

      C. The Company may grant Options under the Plan in substitution for Options held by employees of another corporation who become employees of the Company or a Related Corporation as the result of a merger or consolidation of the employing corporation with the Company or a Related Corporation, or as a result of the acquisition by the Company or a Related Corporation of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

      D. In the event of a Change in Control and with respect thereto, the rights and responsibilities of holders of Stock Rights pursuant to this Plan shall be governed first and foremost by the Company's agreement with the respective recipient of such Stock Rights and then, to the extent applicable, by the terms of this Section 15.

      16. Stock Restriction Agreement. As a condition to the grant of an Award or a Purchase authorization under the Plan, the recipient of the Award or Purchase authorization shall execute an agreement ("Stock Restriction Agreement") in such form not inconsistent with the Plan as may be approved by the Board. Stock Restriction Agreements may differ among recipients. Stock Restriction Agreements may include any provisions the Board determines should be included and that are not inconsistent with any provision of the Plan.

      17. No Special Employment Rights. Nothing contained in the Plan or in any option agreement or other agreement or instrument executed pursuant to the provisions of the Plan shall confer upon any Optionee any right with respect to the continuation of his or her employment by the Company or any Related Corporation or interfere in any way with the right of the Company or a Related Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.

      18. Other Employee Benefits. Except as to plans which by their terms include such amounts as compensation, no amount of compensation deemed to be received by an employee as a result of the grant or exercise of an Option or the sale of shares received upon such exercise, or as a result of the grant of an Award or the authorization or making of a Purchase will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

      19.   Amendment of the Plan.

      A. The Board may at any time, and from time to time, modify or amend the Plan in any respect.

      B. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect the optionee's rights under an Option previously granted. With the consent of the Optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

      20. Investment Representations. The Board may require any person to whom an Option is granted, as a condition of exercising such Option, and any person to whom an Award is granted or a Purchase is authorized, as a condition thereof, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the Option, Award or Purchase for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

      21. Compliance With Securities Laws. Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

      22. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, or the vesting of restricted Common Stock acquired pursuant to a Stock Right. The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes by 1) additional withholding if the Optionee is an existing employee with respect to whom the Company withholds taxes on the date of exercise (or such other time as the Company's obligation to withhold taxes may accrue); or 2) direct payment of the required withholding to the Company. The Compensation Committee of the Board of Directors or the Board of Directors, as applicable, in their sole discretion, shall determine the amount of taxes that are required to be withheld.

     23.    Effective Date and Duration of the Plan.

      A. The Plan shall become effective when adopted by the Board and Stock Rights granted under the Plan shall become exercisable upon the Board's approval of the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board. Stock Rights may be granted under the Plan at any time after the effective date and before the termination date of the Plan.

      B. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. Stock Rights outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Stock Rights.


           Adopted by the Board of Directors on March 1, 2005.







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